UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2015

WESTWOOD HOLDINGS GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31234	75-2969997
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Crescent Court, Suite 1200

Dallas, Texas 75201

(Address of principal executive offices, including zip code)

(214) 756-6900

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced and as further described under Item 5.07, on April 29, 2015, Westwood Holdings Group, Inc. (the “Company”) held its annual meeting of stockholders in Dallas, Texas (the “Annual Meeting”). The Company’s stockholders approved an amendment (the “Third Amendment”) to the Third Amended and Restated Westwood Holdings Group, Inc. Stock Incentive Plan, as amended (the “Incentive Plan”), which increased the aggregate number of shares of the Company’s common stock that may be issued under the Incentive Plan from 3,898,100 to 4,398,100.

The foregoing description of the Third Amendment and the Incentive Plan is not complete and is qualified in its entirety by reference to the Third Amendment and the Incentive Plan. The Third Amendment was filed with the Registration Statement on Form S-8 filed with the Securities and Exchange Commission (the “SEC”) on April 29, 2015. The Incentive Plan was filed with the Registration Statement on Form S-8 filed with the SEC on July 1, 2009. Amendment to the Incentive Plan was filed with the Quarterly Report on Form 10-Q filed with the SEC on October 21, 2010. Amendment 2011-1 to the Incentive Plan was filed with the Registration Statement on Form S-8 filed with the SEC on July 21, 2011. Second Amendment to the Incentive Plan was filed with the Registration Statement on Form S-8 filed with the SEC on April 18, 2013.

Item 5.07.	Submission of Matters to a Vote of Security Holders

At the Annual Meeting, the following Proposals 1, 2, and 3 were approved by the Company’s stockholders. No other business was brought before the Annual Meeting. The Proposals are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 20, 2015. The voting results for the Annual Meeting are set forth below.

(a)	Proposal 1. The stockholders elected the directors listed below to hold office until the next annual meeting and until their respective successors shall have been duly elected and qualified. The voting results for this Proposal 1 were as follows:

Nominee	For	Withheld	Broker Non-Vote
Susan M. Byrne	6,899,082	47,490	1,082,772
Brian O. Casey	6,876,123	70,449	1,082,772
Richard M. Frank	6,108,682	837,890	1,082,772
Ellen H. Masterson	6,756,194	190,378	1,082,772
Robert D. McTeer	6,889,575	56,997	1,082,772
Geoffrey R. Norman	6,799,953	146,619	1,082,772
Martin J. Weiland	6,118,920	827,652	1,082,772
Raymond E. Wooldridge	6,106,757	839,815	1,082,772

(b)	Proposal 2 . The stockholders ratified Grant Thornton LLP as the Company’s independent auditors for the year ending December 31, 2015. The voting results for this Proposal 2 were as follows:

For	Against	Abstain
7,724,418	299,843	5,083

(c)	Proposal 3. The stockholders approved the Third Amendment to the Incentive Plan. The voting results for this Proposal 3 were as follows:

For	Against	Abstain	Broker Non-Vote
5,235,436	1,720,047	24,454	1,049,407

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTWOOD HOLDINGS GROUP, INC.

Date: April 29, 2015	/s/ Brian O. Casey
Brian O. Casey,
President & Chief Executive Officer